AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM MUTUAL FUNDS CORP.
HARTFORD LIFE AND ANNUITY COMPANY
and
HARTFORD LIFE INSURANCE COMPANY
THIS AGREEMENT, made and entered into as of the 1st of January, 2000, among HARTFORD LIFE and ANNUITY INSURANCE COMPANY ("HLAI"), a Connecticut corporation, HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation ("HLIC"; HLAI and HLIC are collectively referred to herein as the Companies or individually as a "Company"), each of the Companies on its own behalf and on behalf of each separate account set forth under its name on Schedule A. as it may be amended from time to time (each such separate account an "Account"), PUTNAM VARIABLE TRUST (the "Trust"), a Massachusetts business trust, and PUTNAM MUTUAL FUNDS CORP. (the "Underwriter"), a Massachusetts corporation.
WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Contracts") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Underwriter (the "Participating Insurance Companies"); and
WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and
WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission, dated December 29, 1993 (File No. 812-8612), granting the variable annuity and variable life insurance separate accounts participating in the Trust exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of the Participating Insurance Companies (the "Shared Funding Exemptive Order"); and
WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and the sale of its shares is registered under the Securities Act of 1933, as amended (the " 1933 Act"); and
WHEREAS, each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of a Company to set aside and invest assets attributable to the Contracts; and
WHEREAS, each Company has registered or will register each of its Accounts as a unit investment trust under the 1940 Act (except for such Accounts operated in compliance with an exemption from such registration); and
WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and
WHEREAS, to the extent permitted by applicable insurance laws and regulations, each Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each of its Accounts to fund certain of the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value; and

WHEREAS, the Companies and the Underwriter have previously entered into certain agreements relating to the Trust and the Accounts, including a Master Participation Agreement, dated January 1, 1998 (the "Previous Agreements"), and wish to consolidate and restate the Previous Agreements in one Master Agreement, except as provided in Section 1.1.
NOW, THEREFORE, in consideration of the promises herein, each Company, the Trust and the Underwriter agree as follows:
ARTICLE I. Restatement of Previous Agreements
1.1    This Amended and Restated Master Participation Agreement amends, replaces and restates all Previous Agreements entered into by the parties hereto with respect to the Trust, the Accounts and the Contracts; provided that the Companies and the Underwriter may in their discretion enter into such other marketing and business arrangements as they agree. All Previous Agreements shall be of no further effect after the date hereof. This provision specifically shall not apply to the Agreement effective January 1, 1988, between HLIC and the Underwriter, as the same has been amended from time to time (the "Business Agreement"). Likewise, the parties agree that 1.1 of the Master Participation Agreement, dated January 1, 1998, was not intended to, nor does it have any effect on the Business Agreement.
ARTICLE II. Sale of Trust Shares

2.1    The Underwriter will, subject to the Trust's rights under Section 2.2 and otherwise under this Agreement, sell to each Company, those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 2.1, each Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee by 4:00 p.m., Eastern time, shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m., Eastern time, on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission. The Authorized Funds for each Account are set forth in Schedule A, as such schedule is amended from time to time.
2.2    The Trust will make its shares available indefinitely for purchase at the applicable net asset value per share by each Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use best efforts to calculate such net asset value on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to a Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.
2.3    The Trust and the Underwriter agree that shares of the Trust will be sold only to
Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.
2.4    The Trust shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Section 2.4, each Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee by 4:00 p.m., Eastern time, shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m., Eastern Time, on the following Business Day.
2.5    Each Company shall purchase and redeem the shares of Authorized Funds offered by the then current prospectus of the Trust in accordance with the provisions of such prospectus.
2.6    Each Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 2A hereof. Payment shall be in federal funds transmitted by wire. be recorded as instructed by a Company to the Underwriter in an appropriate title for each

2.7    Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to a Company or any account. shares ordered from the Trust will be recorded as instructed by a Company to the Underwriter in an appropriate title for each Account or the appropriate sub-account of each Account.
2.8    The Underwriter shall furnish or cause to be furnished prompt notice (by wire or telephone, followed by written confirmation), to each Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. Each Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. Each Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Underwriter shall notify each Company of the number of shares so issued as payment of such dividends and distributions.
2.9    The Underwriter shall make the net asset value per share for each Fund available to each Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.
2.10     The Underwriter retains the exclusive right to use of the name "Putnam", and the Companies shall not use, or permit any mutual fund substituted for any of the Funds to use the name "Putnam" for any purpose without the written consent of Putnam. The Companies retain the exclusive right to use the name "Hartford" and the Underwriter shall not use such name for any purpose without the consent of a Company.

ARTICLE III. Representations and Warranties
3.1    Each Company represents and warrants that:
(a)at all times during the term of this Agreement the Contracts it issues are or will be registered under the 1933 Act or will be offered and sold in compliance with exemptions from such registration; such Contracts will be issued and sold in compliance in all material respects with all applicable laws. Such Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts or operate such Account in compliance with exemption from such registration; and

(b)the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
3.2    The Trust represents and warrants that:
(a)    at all times during the term of this Agreement Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold by the Trust to each Company in compliance with all applicable laws, subject to the terms of Section 3.4 below, and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter in connection with their sale by the Trust to a Company and only as required by Section 3.4;
(b)    it is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and
(c)    it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.
3.3    The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.
3.4    Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the laws of any jurisdiction only in connection with the sales of shares directly to a Company through the Underwriter. The Trust shall not be responsible, and each Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration, of Trust shares or the Trust by the Trust may be required in connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.
3.5    The Trust makes no representation as to whether any aspect of its operations
(including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.
ARTICLE IV. Prospectuses and Proxy Statements; Voting
4.1    Except for such accounts which are designated on Schedule A as Putnam Hartford
Separate Accounts, the Trust shall provide such documentation (including a camera ready copy of its prospectus) and other assistance as is reasonably necessary in order for the Companies once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus or prospectuses for the Contracts and the Trust's prospectus printed together in one or more documents (such printing to be at the Companies' expense).
4.2    The Trust's Prospectus shall state that the Statement of Additional Information for the Trust is available from the Underwriter or its designee (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust), and the Underwriter (or the Trust), at its expense, shall print and provide such Statement free of charge to each Company and to any owner of a Contract or prospective owner who requests such Statement.
4.3    Except for such accounts which are designated on Schedule A as Putnam Hartford
Separate Accounts, the Trust, at its expense, shall provide the Company with copies of its reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for distribution to the Contract owners, such distribution to be at the expense of the Company.
4.4    Each Company shall vote all Trust shares as required by law and the Shared
Funding Exemptive Order. Each Company reserves the right to vote Trust shares held in any separate account in its own right, to the extent permitted by law and the Shared Funding Exemptive Order. Each Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with all legal requirements and the Shared Funding Exemptive Order.
4.5    The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.
4.6    Notwithstanding anything herein to the contrary, the allocation of responsibility for printing and distributing of prospectuses and shareholder reports for Putnam/Hartford Accounts and the payment of the expenses therefor shall be as provided in the Business Agreement. The Trust shall pay the costs of printing and distributing proxy statements to holders of contracts issued by Putnam/Hartford Accounts.
ARTICLE V. Sales Material and Information
5.1    Without limiting the scope or effect of Section 5.2, each Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material in which the Trust, its investment adviser or the Underwriter is named at least 10 days prior to its use. No such material shall be used if the Underwriter objects to such use within five Business Days after receipt of such material.
5.2    Neither Company shall give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Underwriter, except with the written permission of the Trust or the Underwriter or the designee of either or as is required by law.
5.3    The Underwriter or its designee shall furnish, or shall cause to be furnished, to each Company or its designee, each piece of sales literature or other promotional material prepared by the Underwriter in which any of a Company, a separate account of a Company or a Contract is named at least 10 days prior to its use. No such material shall be used if a Company or its designee objects to such use within five Business Days after receipt of such material.
5.4    Neither the Trust nor the Underwriter shall give any information or make any representations on behalf of a Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or. prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by a Company for distribution to Contract owners, or in sales literature or other promotional material approved by a Company or its designee, except with the written permission of such Company or as is required by law.
5.5    For purposes of this Article V, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.
ARTICLE VI. Fees and Expenses
6.1    Except as provided in this Agreement the Trust and Underwriter shall pay no fee or other compensation to the Companies under this agreement.
6.2    Except as otherwise provided in the Business Agreement, all expenses incident to performance by the Trust under this Agreement shall be paid by the Trust, including the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus and shareholder reports in type, setting in type and printing the proxy materials, and the preparation of all statements and notices required by any federal or state law, in each case as may reasonably be necessary for the performance by it of its obligations under this Agreement.
6.3    (a) Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Company shall bear the expenses of (i) printing and distributing the Trust's prospectus and (ii) distributing the reports to the Trust's shareholders.

(b)    With respect to each Putnam Hartford Separate Account, costs of printing and distributing the Trust's and the Companies' prospectuses and reports to shareholders shall be as provided in the Business Agreement.

(c)    The Trust shall bear the costs of printing and distributing the Trust's proxy materials to owners of the Contracts.
Article VII. Service Fees
7.1    With respect to any Account investing in Class I-B shares, so long as the
Company creating such Account complies with its obligations in this Article VII, the Underwriter shall pay such Company a quarterly service fee (the "Service Fee") on shares of the Funds held in such Account at the annual rates specified in Schedule B (excluding any accounts for the Company's own corporate retirement plans), subject to Section 7.2 hereof.
7.2    Each Company understands and agrees that all Service Fee payments are subject to the limitations contained in each Fund's Distribution Plan, which may be varied or discontinued at any time and hereby waive the right to receive such service fee payments with respect to a Fund if such Fund ceases to pay 12b-1 fees to the Underwriter;
7.3    (a)    a Company's failure to provide the services described in Section 7.4 or otherwise comply with the terms of this Agreement will render it ineligible to receive Service Fees; and
(b)    the Underwriter may, without the consent of the Companies, amend this
Article VII to change the terms of the Service Fee payments with prior written notice to the Companies; provided that the Underwriter may not change such terms with respect to the Companies unless such changes are applied to the payment of Service Fees generally or if a Company has not fulfilled its obligations hereunder.
7.4    Each Company receiving Service Fees will provide the following services to the
Contract Owners purchasing Fund shares:
(i)Maintaining regular contact with Contract owners and assisting in answering inquiries concerning the Funds;
(ii)Assisting in printing and distributing shareholder reports, prospectuses and other sale and service literature provided by the Underwriter;
(iii)Assisting the Underwriter and its affiliates in the establishment and maintenance of shareholder accounts and records;
(iv)Assisting Contract owners in effecting administrative changes, such as exchanging shares in or out of the Funds;
(v)Assisting in processing purchase and redemption transactions; and
(vi)Providing any other information or services as the Contract owners or the Underwriter may reasonably request.
Each Company will support the Underwriter's marketing efforts by granting reasonable requests for visits to the Company's offices by the Underwriter's wholesalers.
7.5    Each Company's compliance with the service requirement set forth in this

Agreement will be evaluated from time to time by monitoring redemption levels of Class I-B Fund shares held in any Account and by such other methods as the Underwriter deems appropriate.
7.6    The provisions of this Article VII shall remain in effect for not more than one year from the date hereof and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by the Trustees in conformity with Rule 12b-1. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act). In addition, this Article VII may be terminated at any time, without the payment of any penalty, with respect to any Fund or the Trust as a whole by any party upon written notice delivered or mailed by registered mail, postage prepaid, to the other party, or , as provided in Rule 12b-1 under the 1940 Act by the Trustees or by the vote of the holders of the outstanding voting securities of any Fund.
7.7    The Underwriter shall provide the Trustees of each of the Funds, and such Trustees shall review at least quarterly, a written report of the amounts paid to the Companies under this Article VII and the purposes for which such expenditures were made.
ARTICLE VIII. Diversification
8.1    The Trust shall cause each Authorized Fund to maintain a diversified pool of investments that would, if such Fund were a segregated asset account, satisfy the diversification provisions of Section 817(h) of the Code and the regulations promulgated thereunder.
ARTICLE IX. Potential Conflicts
9.1    The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Accounts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities law or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed;.(e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform each Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.
9.2    Each Company will report any potential or existing conflicts of which it is aware to the Trustees. Each Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by a Company to inform the Trustees whenever Contract owner voting instructions are disregarded.
9.3    If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, each affected Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at such Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
9.4    lf a material irreconcilable conflict arises because of a decision by a Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, such Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more Funds and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by such Company for the purchase (or redemption) of shares of the Trust.
9.5    If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to a Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then such Company may be required, at the Trust's direction, to withdraw the affected Account's investment in one or more Authorized Funds; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period if required by law), the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and supplement orders by such Company for the purchase (and redemption) of shares of the "Trust. No charge or penalty will be imposed as a result of such withdrawal.
9.6    For purposes of Sections 9.3 through 9.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Underwriter shall be required to establish a new funding medium for the Contracts, nor shall a Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict., then the affected Company will withdraw the Account's investment in one or more Authorized Funds and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform such Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.
9.7    The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of each Company, and the obligation of such Company set forth in this Article IX shall be carried out with a view only to the interests of Contract owners.

9.8    If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 4.4, 4.5, 9.1, 9.2, 9.3, 9.4 and 9.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

9.9    Each Company has reviewed the Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request as conditions to such Order, to be assumed or undertaken by the Company.
ARTICLE X. Indemnification
10.1. Indemnification by the Company
10. 1     (a).    Each Company shall indemnify and hold harmless the Trust and the Underwriter and each of the Trustees, directors of the Underwriter, officers, employees or agents of the Trust or the Underwriter and each person, if any, who controls the Trust or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 10.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of such Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:
(i)arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Registration Statement, Prospectus or Statement of Additional Information or, in the case of Contracts not registered under the 1933 Act, private placement memoranda or similar offering documents, for the Contracts issued by the Company or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to such Company by or on behalf of the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or
(ii)arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by such Company, or persons under its control) made by, or unlawful conduct of, the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

(iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Underwriter by or on behalf of such Company; or
(iv)    arise out of or result from any breach of any representation and/or warranty made by such Company in this Agreement or arise out of or result from any other breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 10.1 (b) and 10.1 (c) hereof.
    (b)    A Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill its obligations or duties under this Agreement or to the Trust, whichever is applicable.
    (c)    A Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified such Company in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect to such claim. Failure to notify a Company of any such claim shall not relieve such Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision. In case any such action is brought against the Indemnified Parties, such Company shall be entitled to participate, at its own expense, in the defense of such action. A Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from such Company to such Indemnified Party of the Company's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    The Underwriter shall promptly notify each Company of the commencement of any litigation or proceedings against the Trust or the Underwriter in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust or the failure of the Company to perform any of its obligations hereunder.
10.2     Indemnification by the Underwriter
(a)    The Underwriter shall indemnify and hold harmless each Company and each person, if any, who controls such Company within the meaning of Section 15 of the 1933
Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:
(i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Trust prepared by or approved by the Trust or Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or
(ii)arise out of or as a result of written statements or representations (other than statements or representations contained in the Registration Statement, Prospectus, Statement of Additional Information or sales literature for the Contracts not supplied by the Underwriter or persons under its control) made by, or unlawful conduct of, the Underwriter or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or
(iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, Statement of Additional Information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to a Company by or on behalf of the Underwriter; or
(iv)arise out of or result from any breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or arise out of or result of a breach by the Trust of Article VIII; as limited by and in accordance with the provisions of Sections 10.2(b) and 10.2(c) hereof.
    (b)    The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill to its obligations and duties under this Agreement or to a Company or the Account, whichever is applicable.
    (c)    The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the

Indemnified Party named in the action. After notice from the Underwriter to such Indemnified Party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    A Company shall promptly notify the Underwriter of the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.
10.3     Indemnification by the Trust
    (a)    The Trust shall indemnify and hold harmless such Company, and each person, if any, who controls such Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:
(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, Prospectus and Statement of Additional Information of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares: or
(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Sections 10.3(b) and 10.3(c) hereof.
    (b)    The Trust shall not be liable under the indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence or by reason of such Indemnified Party's failure to fulfill its obligations and duties under this Agreement or to such Company, the Trust, the Underwriter or each Account, whichever is applicable.
    (c)    The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the

Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    Each Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its officers or, directors, in connection with this Agreement, the issuance or sale of the Contracts or the sale or acquisition of shares of the Trust.
10.4     With respect to any claim, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant developments in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

10.5     If a party is defending a claim and indemnifying the other party hereto, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party hereto of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the other party fails to consent within five (5) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the other party, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount. Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to the Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this Section 5.6 shall not apply.
10.6     The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate ad apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.
10.7     The provisions of the Article X shall survive any termination of this Agreement.
ARTICLE XI. Applicable Law

11.1     This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.
11.2     This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.
ARTICLE XII. Termination
12.1.     This Agreement shall terminate at the option of any party upon one year's advance written notice to the other parties provided (i) that as to any Account not identified on Schedule A as a Putnam Hartford Separate Account this Agreement may be terminated upon 180 days prior written notice and (ii) neither the Underwriter nor any Company may terminate this Agreement as to any account identified on attached Schedule A as a Putnam Hartford Separate Account until after January 1, 2000; or
12.2.     It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 12.1 may be exercised for any reason or for no reason.
12.3     No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this Article XII.
12.4     Notwithstanding any termination of this Agreement, subject to Section 2.2 of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts issued by such Company in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, subject to Section 2.2 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 12.4 shall not apply to any termination under Article IX and the effect of such Article IX termination shall be governed by Article IX of this Agreement. The provisions of this Section 12.4, and the provisions of Section 2.2 shall survive termination of this Agreement.
ARTICLE XIII. Notices
Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from lime to time specify in writing to the other party.
If to the Trust:

One Post Office Square
Boston, MA 02109
Attention: John R. Verani

If to the Underwriter:

One Post Office Square
Boston, MA 02109
Attention: General Counsel

If to a Company:

Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Lynda Godkin, General Counsel
ARTICLE XIV. Miscellaneous
14.1     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitation Article IX, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.
14.2     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
14.3     This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
14.4     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
14.5     Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.
14.6     The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
14.7     Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Underwriter are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.
14.8     No party may assign its rights or obligations under this Agreement without the consent of the other parties hereto. Any such assignment made without such consent shall be null and void.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: [illegible]
Name:
Title:

PUTNAM VARIABLE TRUST

By: /s/ John R. Verani
Name: John R. Verani
Title: Vice President

PUTNAM MUTUAL FUNDS CORP.

By: /s/ Eric S. Levy
Name: Eric S. Levy
Title: Senior Vice President

Schedule B
Service Fee Payments on Class I-B Shares
Authorized Funds                    Rate
All Funds                     0.15% per annum

Schedule A
,Separate Accounts and Associated Contracts

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series I through 6) - Putnam Hartford Capital Manager-A	Putnam Capital Manager Trust Separate Account (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account (a 'Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Last Survivor Variable Life	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Series VI-P (Private Placement)	ICMG Series VI-P
Putnam VT Diversified Income Fund (Class lB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

2. Hartford Life and Annuity Insurance Company
- Putnam Hartford Capital Manager Variable Annuity (Series 4 - 6) - Putnam Capital Manager-A	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class LA shares)
Putnam VT Voyager Fund (Class IA shares)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

- Hartford Pathmaker Variable Annuity	Separate Account Six
Putnam VT Diversified Income Fund (Class lA shares)
Putnam VT Global Asset Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)

- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan - Stag Protector Variable Universal Life	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Last Survivor Variable Life - Stag Variable Life Last Survivor II	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- The One Provider Variable Life	ICMG Registered Variable Life Separate Account One	Putnam VT International Fund (Class IB shares) Putnam VT Vista Fund (Class IB shares) Putnam VT Voyager Fund (Class IB shares)

AMENDMENT NO. 1
to the
AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM MUTUAL FUNDS CORP.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
and
HARTFORD LIFE INSURANCE COMPANY
THIS AMENDMENT is made and executed as of the 26th day of June, 2000, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Mutual Funds Corp. (the "Underwriter").
WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000 (the "Fund Participation Agreement"); and
WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1.	New Schedule A. Schedule A to the Fund Participation Agreement is hereby amended and restated in accordance with Schedule A attached hereto.

2.	Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.
PUTNAM MUTUAL FUNDS, CORP.            PUTNAM VARIABLE TRUST

By: /s/ [illegible]                        By: // [illegible]

Its Senior Vice President                    Its: SVP
Duly Authorized                         Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/ Peter Cummins
Its SVP
Duly Authorized

Schedule A
Separate Accounts and Associated Contracts

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series I through 6) - Putnam Hartford Capital Manager-A	Putnam Capital Manager Trust Separate Account (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account (a 'Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Technology Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Last Survivor Variable Life	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Series VI-P (Private Placement)	ICMG Series VI-P
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

2. Hartford Life and Annuity Insurance Company
- Putnam Hartford Capital Manager Variable Annuity (Series 4 - 6) - Putnam Capital Manager-A	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Technology Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class LA shares)
Putnam VT Voyager Fund (Class IA shares)

- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Technology Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Hartford Pathmaker Variable Annuity	Separate Account Six
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Global Asset Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)

- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan - Stag Protector Variable Universal Life	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Last Survivor Variable Life - Stag Variable Life Last Survivor II	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- The One Provider Variable Life	ICMG Registered Variable Life Separate Account One	Putnam VT International Fund (Class IB shares) Putnam VT Vista Fund (Class IB shares) Putnam VT Voyager Fund (Class IB shares)

Amendment #2 to the
Amended and Restated Master Participation Agreement,
Effective January 1, 2000,
Among
Putnam Variable Trust,
Putnam Mutual Funds Corp.,
Hartford Life and Annuity Insurance Company and
Hartford Life Insurance Company

All defined terms in the Agreement are applicable to this Amendment.

Effective September 1, 2000, the Agreement is amended as follows:

1.	As a result of a name change of the corporation, Putnam Mutual Funds Corp. is replaced throughout the Agreement by Putnam Retail Management, Inc.

2.	Section 4.4 is amended to include the following statement at the beginning of the section:
"For its registered Accounts,"

3.	The following paragraph 4.4.1 is added:
"For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or 3(c)(7) thereof, each Company represents and agrees that:

(a)	the principal underwriter for each such unregistered Account and its subaccounts is registered as a broker-dealer under the Securities and Exchange Act of 1934;

(b)	the shares of the Series of the Trust are and will continue to be the only investment securities held by the corresponding Account subaccounts; and

(c)	with regard to each Series, each Company, on behalf of the corresponding Account subaccount, will:

(i)	vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

(ii)	refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

4. The following Separate Accounts are added to Schedule A, 1. Hartford Life Insurance Company:
Variable    Separate Account            Available Funds Of the
Contracts                        Putnam Variable Trust
Series III-B    Separate Account ICMG Series III-B    Putnam VT Global Asset Allocation
(Class IB shares)
Putnam VT International Growth Fund
(Class IB shares)
Putnam VT OTC & Emerging Growth
(Class IB shares)

Series II-C    Separate Account ICMG Series II-C    Putnam VT Vista Fund
(Class IB Shares)
Putnam VT Voyager Fund
(Class IB Shares)
Putnam VT International Growth Fund
(Class IB Shares)
Putnam VT International New
Opportunities Fund (Class IB Shares)

In Witness Whereof, the following duly authorized officers have caused this two (2) page Amendment to be executed:
Hartford Life Insurance Company             Hartford Life and Annuity
Insurance Company

By: /s/ James P. Van Etten                By: /s/ James P. Van Etten
As Its: Asst Vice President                As Its: Asst Vice President
Date: 10/11/00                        Date: 10/11/00
James P. Van Etten        James P. Van Etten

Putnam Variable Trust    Putnam Retail Management, Inc.

By: /s/ John R. Verani                    By: /s/ Eric Levy
As Its: Vice President                    As Its: Senior Vice President
Date: 10/4/00                        Date: 10/4/00
John R. Verani        Eric Levy

AMENDMENT NO. 2
to the
AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM MUTUAL FUNDS CORP.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
and
HARTFORD LIFE INSURANCE COMPANY
THIS AMENDMENT is made and executed as of the 1st day of November, 2000, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Mutual Funds Corp. (the "Underwriter").
WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000 (the "Fund Participation Agreement"); and
WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1.	New Schedule A. Schedule A to the Fund Participation Agreement is hereby amended and restated in accordance with Schedule A attached hereto.

2.	Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM MUTUAL FUNDS, CORP.            PUTNAM VARIABLE TRUST

By: /s/ Eric Levy                    By: //s John Verani

Its Senior Vice President                Its: SVP
Duly Authorized                     Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/ Deanne L. Osgood
Its Vice President & Director
Duly Authorized

Schedule A
Separate Accounts and Associated Contracts

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series I through 6) - Putnam Hartford Capital Manager-A	Putnam Capital Manager Trust Separate Account (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Capital Appreciation Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Technology Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)
Putnam VT Voyager Fund II (Class IA shares)

- Putnam Hartford Asset Manager Variable Annuity	Putnam Capital Manager Trust Separate Account (a 'Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Capital Appreciation Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Technology Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)
Putnam VT Voyager Fund II (Class IB shares)

Schedule A - Cont'd

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account (a 'Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Capital Appreciation Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Technology Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)
Putnam VT Voyager Fund II (Class IB shares)

- [Product Name] Variable Annuity	Putnam Capital Manager Trust Separate Account (a 'Putnam Hartford Separate Account')
Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Capital Appreciation Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Technology Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)
Putnam VT Voyager Fund II (Class IA shares)

Schedule A - Cont'd

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Inheritance Manager Variable Life - Putnam Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account")
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Sag Variable Life - Stag Variable Life Artisan	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

Schedule A - Cont'd

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Variable Life - Stag Variable Life Artisan	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Last Survivor Variable Life	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Series VI-P (Private Placement)	ICMG Series VI-P
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

Schedule A - cont'd

2. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series 4 - 6) - Putnam Capital Manager-A	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class LA shares)
Putnam VT Voyager Fund (Class IA shares)

- Putnam Hartford Capital Access Variable Annuity - Putnam Hartford Capital Manager Plus	Putnam Capital Manager Trust Separate Account Two (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Asia Pacific Growth Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class 1B shares)
Putnam VT Global Growth Fund (Class IB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Growth Fund (Class 1B shares)
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Money Market Fund (Class 1B shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

- Hartford Pathmaker Variable Annuity	Separate Account Six
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Global Asset Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)

Schedule A - cont'd

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan - Stag Protector Variable Universal Life	Separate Account VL I
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

Schedule A - cont'd

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Last Survivor Variable Life - Stag Variable Life Last Survivor II	Separate Account VL II
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Growth Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Growth Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- The One Provider Variable Life	ICMG Registered Variable Life Separate Account One	Putnam VT International Fund (Class IB shares) Putnam VT Vista Fund (Class IB shares) Putnam VT Voyager Fund (Class IB shares)

Amendment #3 to the
Amended and Restated Master Participation Agreement,
Effective January 1, 2000,
Among
Putnam Variable Trust,
Putnam Mutual Funds Corp.,
Hartford Life and Annuity Insurance Company and
Hartford Life Insurance Company

All defined terms in the Agreement are applicable to this Amendment. Effective June 1, 2002, the Agreement is amended as follows:
I. As a result of a name change of the corporation, Putnam Mutual Funds Corp. is replaced throughout the Agreement by Putnam Retail Management, LP.
2. Variable Contract Series III-B in Schedule A, 1. Hartford Life Insurance Company is revised as follows to include Class IA Shares:
Variable    Separate Account            Available Funds Of the
Contracts    Putnam Variable Trust
Series III-B    Separate Account ICMG Series III-B     Putnam VT Global Asset Allocation
Fund (Class IA Shares and Class IB
Shares)
Putnam VT International Growth Fund
(Class IA Shares and Class IB
Shares)
Putnam VT OTC & Emerging Growth
Fund (Class IA Shares and Class IB
Shares)
In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:
Hartford Life insurance Company            Hartford Life and Annuity
Insurance Company

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: Asst Vice President                    As its: Asst Vice President
Date: 6/13/02                        Date: 6/13/02

Putnam Variable Trust                    Putnam Retail Management L.P.

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: Vice President                    As its: Managing Director
Date:                             Date:

AMENDMENT NO.3

to the

AMENDED AND RESTATED MASTER PARTICIPATION AGREEMENT

Among

PUTNAM VARIABLE TRUST,
PUTNAM RETAIL MANAGEMENT, L P.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
nod
HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is effective as of the 1st. day of May 2003* by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the 'Trust"), and Putnam Retail Management L. P. (formerly, Putnam Mutual Funds Corp," (the 'Underwriter").

WHEREAS, the Companies, the Trust and the Underwriter have executed an Amended and Restated Master Participation Agreement made and entered into as of January 1, 2000 amended from time to time (the "Fund Participation Agreement"); and

WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement; and

WHEREAS, each of the parties hereto wish to amend and restate Schedule B of the Fund Participation Agreement to reflect an increased annual rate of Service Fees effective as of May I, 2001;

NOW THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which arc hereby acknowledged, each Company, the Trust and the Underwriter hereby agree as follows:

1.	New Schedule A. Schedule A to the Fund Participation Agreement is hereby amended and restated in accordance with Schedule A attached hereto.

2.	New Schedule B. Effective as of May l, 2001, Schedule B to the Fund Participation Agreement is hereby amended and restated in accordance with Schedule B attached hereto.

3.	Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full fume and effect.

In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Putnam Retail Management L.P.                Putnam Variable Trust

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: Managing Director                    As its: VP
Duly Authorized                         Duly Authorized
Hartford Life insurance Company            Hartford Life and Annuity
Insurance Company

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: Asst Vice President                    As its: Asst Vice President
Date: 6/13/02                        Date: 6/13/02

Schedule A
Separate Accounts and Associated Contracts

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series I through VIR)

- Putnam Hartford Capital Manager Edge Variable Annuity (Series I and IR)(formerly Putnam Hartford Capital Acclaims - Series I and IR)
Separate Account Ten (formerly Putnam Capital Manager Trust Separate Account) a "Putnam Hartford Separate Account'
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Asia Pacific Growth Fund (Class IA shares)
Putnam VT Capital Appreciation Fund (Class IA shares)
Putnam VT Capital Opportunities Fund (Class IA shares)
Putnam VT Discovery Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Cass IA shares)
Putnam VT Equity Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Equity Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Mid Cap Value Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Putnam Hartford Capital Manager Variable Annuity (Series VII and VII)

- Putnam Hartford Capital Access Variable Annuity (Series I, IR and II)

- Putnam Hartford Capital Manager Edge Variable Annuity (Series II and III)

- Putnam Hartford Capital Manager Plus Variable Annuity (Series I, IR and II)

- Putnam Hartford Capital Manager Outlook Variable Annuity (Series I, IR and II)(formerly Putnam Hartford Capital Access II)

- Putnam Hartford Asset Manager Variable Annuity (Series I and IR)

Separate Account Ten (formerly Putnam Capital Manager Trust Separate Account) a "Putnam Hartford Separate Account"
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Capital Appreciation Fund (Class IB shares)
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Discovery Growth Fund (Class IB shares)
Putnam VT Diversified Income Fund (Cass IB shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class IB shares)*
Putnam VT Global Equity Fund (Class IB shares)*
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Equity Fund (Class IB shares)*
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Mid Cap Value Fund (Class IB shares)
Putnam VT Money Market Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

*Not available in Putnam Hartford Capital Access Variable Annuity Series II

Schedule A - cont'd

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Inheritance Manager Variable Life - Putnam Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Equity Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

- Stag Variable Life - Stag Variable Life Artisan - Stag Protector Variable Universal Life - Stag Accumulator Variable Universal Life	Separate Account VL I
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA & IB shares)
Putnam VT Growth and Income Fund (Class IA & IB shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA & IB shares)
Putnam VT Income Fund (Class IA & IB shares)
Putnam VT International Equity Fund (Class IA & IB shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA & IB shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA & IB shares)

- Stag Variable Life Last Survivor - Stag Variable Life Last Survivor II	Separate Account VL II
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA & IB shares)
Putnam VT Growth and Income Fund (Class IA & IB shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA & IB shares)
Putnam VT Income Fund (Class IA & IB shares)
Putnam VT International Equity Fund (Class IA & IB shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA & IB shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA & IB shares)

Schedule A - cont'd

1. Hartford Life Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Series VI-P (Private Placement)	ICMG Series VI-P
Putnam VT Diversified income Fund (Class lB shares)
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT International Equity Fund (Class 1B shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

- Series II-C (Private Placement)	ICMG Series II-C	Putnam VT Vista Fund (Class lB shares) Putnam VT Voyager Fund (Class lB shares) Putnam VT International Equity Fund (Class 1B shares) Putnam VT International New Opportunities Fund (Class IB shares)
- Series III-B (Private Placement) - Series III-V (Private Placement)	ICMG Series III-B	Putnam VT Global Asset Allocation Fund (Class IA & lB shares) Putnam VT International Equity Fund (Class IA & IB shares) Putnam VT OTC & Emerging Growth Fund (Class IA & IB shares)
2. Hartford Life and Annuity Insurance Company
- Putnam Hartford Capital Manager Variable Annuity (Series III - VIR)

- Putnam Hartford Capital Manager Edge Variable Annuity (Series I and IR)(formerly Putnam Hartford Capital Acclaim - Series I and IR)
Separate Account Ten (formerly Putnam Capital Manager Trust Separate Account Two) a "Putnam Hartford Separate Account"
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Capital Appreciation Fund (Class IA shares)
Putnam VT Capital Opportunities Fund (Class IA shares)
Putnam VT Discovery Growth Fund (Class IA shares)
Putnam VT Diversified Income Fund (Cass IA shares)
Putnam VT Equity Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Equity Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Mid Cap Value Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

Schedule A - (cont'd)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Putnam Hartford Capital Manager Variable Annuity (Series VII and VII)

- Putnam Hartford Capital Access Variable Annuity (Series I, IR and II)

- Putnam Hartford Capital Manager Edge Variable Annuity (Series II and III)

- Putnam Hartford Capital Manager Plus Variable Annuity (Series I, IR and II)

- Putnam Hartford Capital Manager Outlook Variable Annuity (Series I, IR and II)(formerly Putnam Hartford Capital Access II)

Separate Account Ten (formerly Putnam Capital Manager Trust Separate Account Two) a "Putnam Hartford Separate Account"
Putnam VT American Government Income Fund (Class IB shares)
Putnam VT Capital Appreciation Fund (Class IB shares)
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Discovery Growth Fund (Class IB shares)
Putnam VT Diversified Income Fund (Cass IB shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IB shares)
Putnam VT Global Asset Allocation Fund (Class IB shares)*
Putnam VT Global Equity Fund (Class IB shares)*
Putnam VT Growth and Income Fund (Class IB shares)
Putnam VT Growth Opportunities Fund (Class IB shares)
Putnam VT Health Sciences Fund (Class IB shares)
Putnam VT High Yield Fund (Class IB shares)
Putnam VT Income Fund (Class IB shares)
Putnam VT International Equity Fund (Class IB shares)*
Putnam VT International Growth and Income Fund (Class IB shares)
Putnam VT International New Opportunities Fund (Class IB shares)
Putnam VT Investors Fund (Class IB shares)
Putnam VT Mid Cap Value Fund (Class IB shares)
Putnam VT Money Market Fund (Class IB shares)
Putnam VT New Opportunities Fund (Class IB shares)
Putnam VT New Value Fund (Class IB shares)
Putnam VT OTC & Emerging Growth Fund (Class IB shares)
Putnam VT Research Fund (Class IB shares)
Putnam VT Small Cap Value Fund (Class IB shares)
Putnam VT Utilities Growth and Income Fund (Class IB shares)
Putnam VT Vista Fund (Class IB shares)
Putnam VT Voyager Fund (Class IB shares)

*Not available in Putnam Hartford Capital Access Variable Annuity Series II

- Hartford Pathmaker Variable Annuity	Separate Account Six
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Equity Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)

- Putnam Hartford Inheritance Manager Variable Life - Putnam Hartford Capital Manager Variable Life	Separate Account Five (a "Putnam Hartford Separate Account')
Putnam VT American Government Income Fund (Class IA shares)
Putnam VT Diversified Income Fund (Class IA shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA shares)
Putnam VT Growth and Income Fund (Class IA shares)
Putnam VT Growth Opportunities Fund (Class IA shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA shares)
Putnam VT Income Fund (Class IA shares)
Putnam VT International Equity Fund (Class IA shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Research Fund (Class IA shares)
Putnam VT Small Cap Value Fund (Class IA shares)
Putnam VT Utilities Growth and Income Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA shares)

Schedule A - (cont'd)

2. Hartford Life and Annuity Insurance Company
Variable Contracts	Separate Account	Available Funds of the Putnam Variable Trust
- Stag Variable Life

- Stag Variable Life Artisan

- Stag Protector Variable Universal Life

- Stag Accumulator Variable Universal Life

- Stag Protector EZ Variable Universal Life

- Stag Wall Street Variable Universal Life
Separate Account VL I
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA & IB shares)
Putnam VT Growth and Income Fund (Class IA & IB shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA & IB shares)
Putnam VT Income Fund (Class IA & IB shares)
Putnam VT International Equity Fund (Class IA & IB shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA & IB shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA & IB shares)

- Stag Variable Life Last Survivor - Stag Variable Life Last Survivor II	Separate Account VL II
Putnam VT Capital Opportunities Fund (Class IB shares)
Putnam VT Diversified income Fund (Class lA shares)
Putnam VT Equity Income Fund (Class IB shares)
Putnam VT The George Putnam Fund of Boston (Class IA shares)
Putnam VT Global Asset Allocation Fund (Class IA shares)
Putnam VT Global Equity Fund (Class IA & IB shares)
Putnam VT Growth and Income Fund (Class IA & IB shares)
Putnam VT Health Sciences Fund (Class IA shares)
Putnam VT High Yield Fund (Class IA & IB shares)
Putnam VT Income Fund (Class IA & IB shares)
Putnam VT International Equity Fund (Class IA & IB shares)
Putnam VT International Growth and Income Fund (Class IA shares)
Putnam VT International New Opportunities Fund (Class IA shares)
Putnam VT Investors Fund (Class IA shares)
Putnam VT Money Market Fund (Class IA shares)
Putnam VT New Opportunities Fund (Class IA & IB shares)
Putnam VT New Value Fund (Class IA shares)
Putnam VT OTC & Emerging Growth Fund (Class IA shares)
Putnam VT Utilities and Growth Fund (Class IA shares)
Putnam VT Vista Fund (Class IA shares)
Putnam VT Voyager Fund (Class IA & IB shares)

- The One Provider Variable Life	ICMG Registered Variable Life Separate Account One	Putnam VT International Equity Fund (Class IB shares) Putnam VT Vista Fund (Class IB shares) Putnam VT Voyager Fund (Class IB shares)

Schedule B

Service Fee Payments for Class I-B Shares

Authorized Funds                Rate

All Funds             0.25% per annum

Amendment #6 to the
Amended and Restated Master Participation Agreement,
Effective January 1, 2000,
Among
Putnam Variable Trust,
Putnam Retail Management Limited Partnership,
Hartford Life and Annuity Insurance Company and
Hartford Life Insurance Company
THIS SIXTH AMENDMENT is effective as of the 26th day of July 2007, by and between Putnam Variable Trust (the "Trust"), Putnam Retail Management Limited Partnership (the "Underwriter"), Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company").
WHEREAS, the parties have entered into that certain Amended and Restated Master Participation Agreement dated as of January 1, 2000, as amended on June 26, 2000, September 1, 2000, November 1, 2000, June 1, 2002 and May 1, 2003, and as may be further amended (the "Participation Agreement"). Unless otherwise defined herein, terms used in this Sixth Amendment shall have the meanings provided in the Participation Agreement;
WHEREAS, each of the parties hereto wish to amend Schedule A to the Participation Agreement to include additional variable contracts and separate accounts associated with the Companies' offering and sale of such variable contracts on a private placement basis (collectively, the "Private Placements"); and
WHEREAS, the parties desire in all other respects to continue their obligations set forth in the Participation Agreement.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trust, the Underwriter and the Companies hereby agree as follows:
1.    Schedule A to the Participation Agreement under the heading "Hartford Life Insurance Company" is hereby amended by adding the following new Private Placement variable contracts and separate accounts:

Variable Contracts	Separate Accounts	Available Funds of the Putnam Variable Trust
Series I (Private Placement)	Separate Account ICMG Series I	All portfolios or series of Putnam Variable Trust are authorized funds.
Series II (Private Placement)	Separate Account ICMG Series II	All portfolios or series of Putnam Variable Trust are authorized funds.
Series IIA (Private Placement)	Separate Account ICMG Series IIA	All portfolios or series of Putnam Variable Trust are authorized funds.
Series IIB (Private Placement)	Separate Account ICMG Series IIB	All portfolios or series of Putnam Variable Trust are authorized funds.
Series IID (Private Placement)	Separate Account ICMG Series IID	All portfolios or series of Putnam Variable Trust are authorized funds.
Series III (Private Placement)	Separate Account ICMG Series Ill	All portfolios or series of Putnam Variable Trust are authorized funds.
Series IIIA (Private Placement)	Separate Account ICMG Series IIIA	All portfolios or series of Putnam Variable Trust are authorized funds.

- Series III-C (Private Placement) - Series III-V (Private Placement) - The One Private Placement (Private Placement) - Series III-WF (Private Placement)	Separate Account ICMG Series IIIB	All portfolios or series of Putnam Variable Trust are authorized funds.
- Series IV (Private Placement)
- Series IV-A (Private Placement)
- Series IV-B (Private Placement)
- Series IV-C (Private Placement)
- Series IV-D (Private Placement)
- Series IV-E (Private Placement)
- Series IV-F (Private Placement)
- Series IV-G (Private Placement)
- Series IV-H (Private Placement)
- Series IV-J (Private Placement)
- Series IV-K (Private Placement)
- Series IV-L (Private Placement)
- Series IV-M (Private Placement)
- C10Series 4V (Private Placement)

	Separate Account ICMG Series IV	All portfolios or series of Putnam Variable Trust are authorized funds.
- Series VII (Private Placement) - HLPP VL Select (Private Placement) - Series 7E Placement (Private Placement) - Series HNW (Private Placement)	Separate Account ICMG Series VII	All portfolios or series of Putnam Variable Trust are authorized funds.

2.	Except as provided in this Sixth Amendment, the terms of the Participation Agreement, shall remain unchanged and in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this Sixth Amendment to be executed:
Hartford Life Insurance Company            Hartford Life and Annuity
Insurance Company

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: Vice President                    As Its: Vice President
Date: 7/26/07                        Date: 7/26/07

Putnam Variable Trust                Putnam Retail Management
Limited Partnership

By: /s/ [illegible]                    By: /s/ [illegible]
As Its: [illegible] Treasurer                As Its: Managing Director
Date: 8/15/07                        Date: 8/20/07

AMENDMENT
to the
AMENDED AND RESTATED PARTICIPATION AGREEMENT
Among
HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PUTNAM VARIABLE TRUST
PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
The Amended and Restated Fund Participation Agreement (the "Agreement"), dated January 1, 2000, as amended, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter") is hereby amended as follows:

I.	Schedule A to the Agreement is hereby deleted in entirety and replaced with the attached Schedule A.

3.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: May 1, 2008
HARTFORD LIFE INSURANCE COMPANY     PUTNAM VARIABLE TRUST

By its authorized officer,                By its authorized officer,

By: /s/ JOHN KEENAN                    By: /s/ Jonathan S. Horwitz
Name: JOHN KEENAN                Name: Johnathan S. Horwitz
Its: Senior Vice President                Its: Fund Treasurer

Date: 5/5/08                        Date: 4/30/08

HARTFORD LIFE AND ANNUITY             PUTNAM RETAIL MANAGEMENT
INSURANCE COMPANY                LIMITED PARTNERSHIP

By its authorized officer,                By its authorized officer,

By: /s/ JOHN KEENAN                    By: /s/ [illegible]
Name: JOHN KEENAN                Name: [illegible]
Its: Senior Vice President                Its: Managing Director

Date: 5/5/08                        Date: 5/1/08

SCHEDULE A
SEPARATE ACCOUNTS

Separate Account	Available Funds of the Putnam Variable Trust
Hartford Life Insurance Company, Separate Account Ten Hartford Life and Annuity Insurance Company, Separate Account Ten
Class IA Shares of:
Putnam VT American Government Income Fund
Putnam VT Capital Appreciation Fund
Putnam VT Capital Opportunities Fund
Putnam VT Discovery Growth Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Class IB Shares of:
Putnam VT American Government Income Fund
Putnam VT Capital Appreciation Fund
Putnam VT Capital Opportunities Fund
Putnam VT Discovery Growth Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund*
Putnam VT Global Equity Fund*
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund*
Putnam VT International Growth and Income Fund*
Putnam VT International New Opportunities Fund*
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

*Not available in Putnam Hartford Capital Access Variable Annuity Series II

Separate Account Five
Class IA Shares:

Putnam VT American Government Income Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Hartford Life and Annuity Insurance Company, Separate Account Six
Class IA Shares:

Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund

Hartford Life Insurance Company, Separate Account VL I Hartford Life and Annuity Insurance Company, Separate Account VL I
Class IA Shares of:
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Class IB Shares of:
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT New Opportunities Fund
Putnam VT Voyager Fund

Hartford Life Insurance Company, Separate Account VL II Hartford Life and Annuity Insurance Company, Separate Account VL II
Class IA Shares of:
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Class IB Shares of:
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT New Opportunities Fund
Putnam VT Voyager Fund

Separate Account ICMG Series I	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series II	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIA	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIB	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IID	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series III	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIIA	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IIIB	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series IV	All Portfolios or Series of Putnam Variable Trust are authorized funds.
Separate Account ICMG Series VII	All Portfolios or Series of Putnam Variable Trust are authorized funds.
ICMG Series VI-P
Class IB Shares of:
Putnam VT Diversified Income Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT International Equity Fund
Putnam VT International New Opportunities Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

ICMG Series II-C	Class IB Shares of: Putnam VT International Equity Fund Putnam VT International New Opportunities Fund Putnam VT Vista Fund Putnam VT Voyager Fund

ICMG Series II-B	Class IA and IB Shares: Putnam VT Global Asset Allocation Fund Putnam VT International Equity Fund Putnam VT OTC & Emerging Growth Fund
ICMG Registered Variable Life Separate Account One	Class IB Shares: Putnam VT International Equity Fund Putnam VT Vista Fund Putnam VT Voyager Fund

PARTICIPATION AGREEMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
HARTFORD LIFE AND ANNUITY COMPANY
And
HARTFORD LIFE INSURANCE COMPANY
THIS AGREEMENT, made and entered into as of the 2nd of May, 2005, among HARTFORD LIFE and ANNUITY INSURANCE COMPANY a Connecticut corporation ("HLAl"), HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation ("HLIC"); HLAI and HLIC are collectively referred to herein as the Companies or individually as a "Company"). each of the Companies on its own behalf end on behalf of each separate account set forth under its name on Schedule A, as it may be amended from time to time (each such separate account an "Account"), PUTNAM VARIABLE TRUST, a Massachusetts business trust (the "Trust"), and PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Underwriter").
WHEREAS, the Trust is an open-end diversified management investment company and is available to act as the investment vehicle for separate accounts established for variable lire Insurance policies and variable annuity contracts (collectively, the "Contracts") to be offered by insurance companies which have entered into Participation Agreements with the Trust and the Underwriter (the "Participating Insurance Companies"); and
WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and
WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission (the "SEC"), dated December 29, 1993 (File No. 612-8612), granting the variable annuity and variable life Insurance separate accounts participating in the Trust exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life Insurance separate accounts of the Participating Insurance Companies (the "Shared Funding Exemptive Order"); and
WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and the sale of its shares is registered under the Securities Act of 1933, as amended (the "1933 Act"); and
WHEREAS, each Company has registered or will register the Contracts to be issued by it under the 1933 Act and any applicable state securities end insurance law (except for such Contracts which the Company will offer and sell in compliance with exemptions from such registration); and
WHEREAS, each Account is a duly organized, validly existing separate account established by resolution of the Board of Directors of a Company to set aside and invest assets attributable to the Contracts; and
WHEREAS, each Company has registered or will register each of its Accounts as a unit investment trust under the 1940 Act (except for such Accounts operated in compliance with an exemption from such registration); and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "'NASD"); and
WHEREAS, to the extent permitted by applicable insurance laws and regulations, each Company intends to purchase shares in certain Funds ("Authorized Funds") on behalf of each of its Accounts to fund certain of the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value; and
WHEREAS, the Companies, the Trust and the Underwriter originally entered into a Master Participation Agreement dated January 1, 1998 (the "Original Agreement"), relating to the Trust and the Accounts,
WHEREAS, the Companies, the Trust and the Underwriter amended and restated the Original Agreement when they entered Into the Amended and Restated Master Participation Agreement dated January 1, 2000, as amended on June 26, 2000, September 1, 2000 and November 1, 2000 (collectively, the "Previous Agreements").
WHEREAS, the Companies, the Trust and the Underwriter wish to enter Into a agreement with respect to new Contracts to be offered and sold by the Companies, and the parties do not wish to amend or modify the Previous Agreements in any way.
NOW. THEREFORE, in consideration of the promises herein, each Company, the Trust and the Underwriter agree as follows:
ARTICLE I. Statue of Previous Agreements
1.1    This Participation Agreement (the "Agreement") does not in any way amend or modify the Previous Agreements entered into by the parties herein. For avoidance of doubt, the Previous Agreements, as well as the Business Agreement by and between the Companies and the Underwriter dated May 30, 2002 (the "Business Agreement") shall remain in full force and effect.
ARTICLE II. Sale of Trust Shares
2.1    The Underwriter will, subject to the Trust's rights under Section 2.2 and otherwise under this Agreement, sell to each Company, those Trust shares representing interests in Authorized Funds which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 2.1, each Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee by the close of trading on the Nov York Stock Exchange ("NYSE") on a day, shall constitute receipt by the Trust prior to the close of trading on the NYSE provided that the Trust receives notice of such order by 9:30 a.m., Eastern time, on the following Business Day. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission. The Authorized Funds for each Account are set forth in Schedule A, as such schedule is amended from time to time.
2.2    The Trust will make its shares available indefinitely for purchase at the applicable net asset value per share by each Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use best efforts to calculate such net asset value on each day on which the NYSE is open for trading.

Notwithstanding the foregoing, the Trustees of the Trust (the "Trustees") may refuse to sell shares of any Fund to a Company or any other person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having Jurisdiction over the Trust or if the Trustees determine, in the exercise of their fiduciary responsibilities, that to do so would be in the best interests of shareholders.
2.3    The Trust and the Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Fund will be sold to the general public.
2.4    The Trust shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Section 2.4, each Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee by the close of trading on the NYSE on a day, shall constitute receipt by the Trust prior to the close of trading on the NYSE on that day, provided that the Trust receives notice of such request for redemption by 9:30 a.m., Eastern Time, on the following Business Day. In connection with the foregoing and Section 2.1 above, the Company agrees to provide information, at the Underwriter's reasonable request, on its late trading controls procedures, and each of the Companies represents that it has controls and procedures in place to prevent the acceptance of orders or requests for redemption of shares of the Trust after the close of trading on the NYSE on a day on a day for trades that will be based on the net asset value determined as of the close of trading on the NYSE on such day.
2.5    Each Company shall purchase and redeem the shares of Authorized Funds offered by the then current prospectus of the Trust in accordance with the provisions of such prospectus.
2.6    Each Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares Is made in accordance with the provisions of Section 2.1 hereof. Payment shall be in federal funds transmitted by wire.
2.7    Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to a Company or any Account. Shares ordered from the Trust will be recorded as instructed by a Company to the Underwriter in an appropriate title for each Account or the appropriate sub-account of each Account.
2.8    The Underwriter shall furnish or cause to be furnished prompt notice (by wire or telephone, followed by written confirmation), to each Company of the declaration of any income, dividends or capital gain distributions payable on the Trust's shares. Each Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. Each Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Underwriter shall notify each Company of the number of shares so issued as payment of such dividends and distributions.
2.9    The Underwriter shall make the net asset value per share for each Fund available to each Company on a daily basis as soon as reasonably practical after the Trust calculates its net asset value per share and each of the Trust and the Underwriter shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. Information specified In this Section 2.9 will be substantially In the form es set forth In attached Schedule D.
In the event of en error in the calculation of net asset value per share, the Underwriter shall adjust the Account balances and reimburse the Company for any losses except to the extent otherwise provided by procedures adopted by the Trustees of the Trust permitted by applicable law.

2.10     The Underwriter retains the exclusive right to use of the name "Putnam", and the Companies shall not use, or permit any mutual fund substituted for any of the Funds to use the name "Putnam" for any purpose without the mitten consent of Putnam. The Companies retain the exclusive right to use the name "Hartford" and the Underwriter shall not use such name for any purpose without the consent of a Company.

2.11     The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds. The parties agree to cooperate in good faith and in accordance with the practices and policies of the parties as of the date of this Agreement (or as mutually agreed to from time to time) to monitor and deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified as abusive, inappropriate or following a "market timing" pattern ("Abusive Transfers").
(a)     Currently, the Companies employ a "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, a Contract owner is allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, a Contract owner may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the Internet or sent by same day mail or courier service will not be accepted.
The Companies actively monitor each Contract owner's compliance with this policy. The Companies' computer system automatically sends a Contract owner a letter after the 10th Sub-Account transfer to remind the Contract owner of the Sub-Account transfer policy. After the 20th transfer request, the computer system will not allow a Contract owner to do another Sub-Account transfer by telephone, voice recording unit or via the Internet.
On the anniversary each year of the date the Contract was issued, the Companies reset each Contract owners' transfers to allow 20 new Sub-Account transfers by any means.

While the Companies currently utilize this 20 Transfer Rule to attempt to prevent Abusive Transfers, the Trust acknowledges and agrees that the Contracts may not give the Companies the ability to restrict transfers and that the Companies do not have the ability to track, in real time, individual transfers in all Contracts, although the Companies acknowledge that they have the ability to track individual transfers in all Contracts on a next-day basis and that they have appropriate systems and controls to monitor for transfers for purposes of calculating and applying the 20 Transfer Rule.

(b)    To the extent the Underwriter is able to Identify transfer activity that it deems to be Abusive Transfer activity, the Underwriter agrees to notify the Companies of transfer activity that it deems to be Abusive Transfer activity. After receiving such notice, each Company agrees that it will cooperate with the Trust and Underwriter to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses and Contracts in effect at that time. The Trust and the Companies agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes.

(c)    In accordance with Rule 22c-2 adopted in SEC Rel. No. IC-26782 (Mar. 11, 2005) (the "Release"), the Companies shall on and after the compliance date set forth in the Release (as such date may be modified in subsequent SEC releases) provide, upon request by the Trust or the Underwriter, the Taxpayer Identification Number or other identifying Information contained in the Companies' records, of any particular or all Contract owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. The Companies shall also honor any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract owner who has been identified by the Companies or the Trust as having engaged in transactions in such shares that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers. The Trust may offer Series and/or share classes offered through the Separate Accounts that impose redemption fees in certain circumstances ("Redemption Fee Funds"). The Companies intend to maintain required records and otherwise comply with any applicable regulation issued by the SEC or other agency relating to the assessment and collection of redemption fees by such Redemption Fee Funds, including imposing and remitting such fees to the Trust.
(d)     In the event the Trust implements restrictions on trading, market liming policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by the Companies in its reasonable discretion, with the Companies trading policies and procedures for the Contracts, the Underwriter will bear all expenses for closing the affected Fund In the Contracts, if permitted under the terms of the Shared Funding Exemptive Order. In the event the Companies implement a trade policy or procedure that is less restrictive than the current 20 Transfer Rule, the Trust and the Underwriter shall each have the option of closing the Trust shares in the Contracts at the cost of the Companies.

ARTICLE III. Representations and Warranties

3.1    Each Company represents and warrants that

(a)    at all times during the term of this Agreement the Contracts it issues are or will be registered under the 1933 Act or will be offered and sold in compliance with exemptions from such registration, such Contracts will be issued and sold in compliance in all material respects with all applicable laws. Such Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally 'and validly established each Account prior to any issuance or sale thereof as a separate account under applicable law and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts or operate such Account in compliance with exemption from such registration; and

(b)    the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
3.2    The Trust represents and warrants that

(a)    at all times during the term of this Agreement Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act duly authorized for issuance and sold by the Trust to each Company in compliance with all applicable laws, subject to the terms of Section 3.4 below and the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for see in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter in connection with the sale by the Trust to a Company and only as required by Section 3.4;

(b)    It is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will use its best efforts to maintain such qualification (under Subchapter M or any successor provision) and that it will notify the Company immediately upon having a reasonable basis for believing that II has ceased to so qualify or that It might not so qualify In the future; and

(c)    it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

3.3    The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with all applicable securities laws applicable to it, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

3.4    Notwithstanding any other provision of this Agreement, the Trust shall be responsible for the registration and qualification of its shares and of the Trust itself under the laws of any Jurisdiction only in connection with the sales of shares directly to a Company through the Underwriter. The Trust shall not be responsible, and each Company shall take full responsibility, for determining any jurisdiction in which any qualification or registration of Trust shares or the Trust by the Trust may be required ire connection with the sale of the Contracts or the indirect interest of any Contract in any shares of the Trust and advising the Trust thereof at such time and in such manner as is necessary to permit the Trust to comply.
3.5    The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations or the various states.
ARTICLE IV. Prospectuses and Proxy Statements; Voting
4.1    The Trust shall provide the Companies with as many printed copies of the current prospectus(es), statement of additional Information, proxy statements, annual reports and semi annual reports of each of the Funds (and no other Funds), and any supplements or amendments to any of the foregoing, as the Companies may reasonably request, if requested by the Compares in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as the Companies may reasonably request, and such other assistance as is reasonably necessary in order for the Companies to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each of the Funds (and no other Funds), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts.
Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with Schedule C attached to this Agreement.
4.2    The Trust's Prospectus shall state that the Statement of Additional information ("Statement") for the Trust is available from the Underwriter or its designee (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust), and the Underwriter tor the Trust), at its expense, shall print and provide such Statement free of charge to each Company and to any owner of a Contract or prospective owner who requests such Statement.
4.3    Except for such accounts which are designated on Schedule A as Putnam Hartford Separate Accounts, the Trust, at its expense, shall provide the Company with copies of its reports to shareholders and other communications to shareholders in such quantity as the Company shell reasonably require for distribution to the Contract owners, such distribution to be at the expense of the Company.

4.4    Each Company shall vote all Trust shares as required by law and the Shared Funding Exemptive Order. Each Company reserves the right to vote Trust shares held in any separate account in its own right, to the extent permitted by law and the Shared Funding Exemptive Order. Each Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges in a manner consistent with all legal requirements and the Shared Funding Exemptive Order.

4.5    The Trust will comply with all applicable provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b) Further, the Trust will act In accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.

4.6    The Trust or Underwriter will provide the Companies reasonable advance notice of any material change for a Fund, including but not limited to any of the following changes, to the extent material in the particular case: (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) fund name changes, and/or (d) fund adviser or sub-adviser changes. If the Trust fails to provide the Companies with the required notice, the Underwriter will reimburse the Companies for all reasonable expenses for facilitating the changes and for notifying Contract owners.
ARTICLE V. Sales Material and Information
5.1    Without limiting the scope or effect of Section 5.2, each Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material in which the Trust, its investment adviser or the Underwriter is named at least 10 days prior to its use. No such material shall be used if the Underwriter objects to such use within five Business Days after receipt of such material.
5.2    Neither Company shall give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in annual or semi-annual reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Underwriter, except with the written permission of the Trust or the Underwriter or the designee of either or as is required by law.
5.3    The Underwriter or its designee shall furnish, or shall cause to be furnished, to each Company or its designee, each piece of sales literature or other promotional material prepared by the Underwriter in which any of a Company, a separate account of a Company or a Contract is named at least 10 days prior to its use. No such material shall be used if a Company or its designee objects to such use within five Business Days after receipt of such material.
5.4    Neither the Trust nor the Underwriter shall give any information or make any representations on behalf of a Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or. prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by a Company for distribution to Contract owners, or in sales literature or other promotional material approved by a Company or its designee, except with the written permission of such Company or as is required by law.
5.5    For purposes of this Article V, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all registered representatives.
ARTICLE VI. Fees and Expenses
6.1    Except as provided in this Agreement the Trust and Underwriter shall pay no fee or other compensation to the Companies under this agreement.
Article VII. Service Fees
7.1    With respect to any Account investing in Class I-B shares, so long as the
Company creating such Account complies with its obligations in this Article VII, the Underwriter shall pay such Company a quarterly service fee (the "Service Fee") on shares of the Funds held in such Account at the annual rates specified in Schedule B (excluding any accounts for the Company's own corporate retirement plans), subject to Section 7.2 hereof.
7.2    Each Company understands and agrees that all Service Fee payments are subject to the limitations contained in each Fund's Distribution Plan, which may be varied or discontinued at any time and hereby waive the right to receive such service fee payments with respect to a Fund if such Fund ceases to pay 12b-1 fees to the Underwriter;
7.3    (a)    a Company's failure to provide the services described in Section 7.4 or otherwise comply with the terms of this Agreement will render it ineligible to receive Service Fees; and
(b)    the Underwriter may, without the consent of the Companies, amend this
Article VII to change the terms of the Service Fee payments with prior written notice to the Companies; provided that the Underwriter may not change such terms with respect to the Companies unless such changes are applied to the payment of Service Fees generally or if a Company has not fulfilled its obligations hereunder.
7.4    Each Company receiving Service Fees will provide the following services to the
Contract Owners purchasing Fund shares:
(a)    Maintaining regular contact with Contract owners and assisting in answering inquiries concerning the Funds;
(b)    Assisting in printing and distributing shareholder reports, prospectuses and other sale and service literature provided by the Underwriter
(c)    Assisting the Underwriter and its affiliates in the establishment and maintenance of shareholder accounts and records;
(d)    Assisting Contract owners in effecting administrative changes, such as exchanging shares in or out of the Funds;
(e)    Assisting in processing purchase and redemption transactions; and
(f)    Providing any other information or services as the Contract owners or the Underwriter may reasonably request.

Each Company will support the Underwriter's marketing efforts by granting reasonable requests for visits to the Company's offices by the Underwriter's wholesalers.
7.5    Each Company's compliance with the service requirement set forth in this
Agreement will be evaluated from time to time by monitoring redemption levels of Class I-B Fund shares held in any Account and by such other methods as the Underwriter deems appropriate.
7.6    The provisions of this Article VII shall remain in effect for not more than one year from the date hereof and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by the Trustees in conformity with Rule 12b-1. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act). In addition, this Article VII may be terminated at any time, without the payment of any penalty, with respect to any Fund or the Trust as a whole by any party upon written notice delivered or mailed by registered mail, postage prepaid, to the other party, or , as provided in Rule 12b-1 under the 1940 Act by the Trustees or by the vote of the holders of the outstanding voting securities of any Fund.
7.7    The Underwriter shall provide the Trustees of each of the Funds, and such Trustees shall review at least quarterly, a written report of the amounts paid to the Companies under this Article VII and the purposes for which such expenditures were made.
ARTICLE VIII. Diversification
8.1    The Trust shall cause each Authorized Fund to maintain a diversified pool of investments that would, if such Fund were a segregated asset account, satisfy the diversification provisions of Section 817(h) of the Code and the regulations promulgated thereunder.
ARTICLE IX. Potential Conflicts
9.1    The Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Accounts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities law or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed;.(e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform each Company if the Trustees determine that a material irreconcilable conflict exists and the implications thereof.
9.2    Each Company will report any potential or existing conflicts of which it is aware to the Trustees. Each Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order, by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised. This includes, but is not limited to, an obligation by a Company to inform the Trustees whenever Contract owner voting instructions are disregarded.
9.3    If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, each affected Company shall to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take, at such Company's expense, whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
9.4    lf a material irreconcilable conflict arises because of a decision by a Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, such Company may be required, at the Trust's election, to withdraw the affected Account's investment in one or more Funds and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty shall be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and implement orders by such Company for the purchase (or redemption) of shares of the Trust.
9.5    If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to a Company to disregard Contract owner voting instructions and that decision represents a minority position that would preclude a majority vote, then such Company may be required, at the Trust's direction, to withdraw the affected Account's investment in one or more Authorized Funds; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. unless a shorter period is required by law, and until the end of the foregoing six month period (or such shorter period if required by law), the Underwriter and Trust shall, to the extent permitted by law and any exemptive relief previously granted to the Trust, continue to accept and supplement orders by such Company for the purchase (and redemption) of shares of the "Trust. No charge or penalty will be imposed as a result of such withdrawal.
9.6    For purposes of Sections 9.3 through 9.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. Neither the Trust nor the Underwriter shall be required to establish a new funding medium for the Contracts, nor shall a Company be required to do so, if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict., then the affected Company will withdraw the Account's investment in one or more Authorized Funds and terminate this Agreement within six (6) months (or such shorter period as may be required by law or any exemptive relief previously granted to the Trust) after the Trustees inform such Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal.
9.7    The responsibility to take remedial action in the event of the Trustees' determination of a material irreconcilable conflict and to bear the cost of such remedial action shall be the obligation of each Company, and the obligation of such Company set forth in this Article IX shall be carried out with a view only to the interests of Contract owners.
9.8    If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive

Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 4.4, 4.5, 9.1, 9.2, 9.3, 9.4 and 9.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

9.9    Each Company has reviewed the Shared Funding Exemption Order and hereby assumes all obligations referred to therein which are required, including, without limitation, the obligation to provide reports, material or data as the Trustees may request as conditions to such Order, to be assumed or undertaken by the Company.
ARTICLE X. Indemnification
10.1. Indemnification by the Company
10. 1     (a).    Each Company shall indemnify and hold harmless the Trust and the Underwriter and each of the Trustees, directors of the Underwriter, officers, employees or agents of the Trust or the Underwriter and each person, if any, who controls the Trust or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 10.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of such Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:
(i)arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Registration Statement, Prospectus or Statement of Additional Information or, in the case of Contracts not registered under the 1933 Act, private placement memoranda or similar offering documents, for the Contracts issued by the Company or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to such Company by or on behalf of the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or
(ii)arise out of or as a result of written statements or representations (other than statements or representations contained in the Trust's Registration Statement or Prospectus, or in sales literature for Trust shares not supplied by such Company, or persons under its control) made by, or unlawful conduct of, the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or
(iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust or the Underwriter by or on behalf of such Company; or

(iv)    arise out of or result from any breach of any representation and/or warranty made by such Company in this Agreement or arise out of or result from any other breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 10.1 (b) and 10.1 (c) hereof.
    (b)    A Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill its obligations or duties under this Agreement or to the Trust, whichever is applicable.
    (c)    A Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified such Company in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect to such claim. Failure to notify a Company of any such claim shall not relieve such Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision. In case any such action is brought against the Indemnified Parties, such Company shall be entitled to participate, at its own expense, in the defense of such action. A Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from such Company to such Indemnified Party of the Company's election to assume the defense thereof the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Company will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    The Underwriter shall promptly notify each Company of the commencement of any litigation or proceedings against the Trust or the Underwriter in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust or the failure of the Company to perform any of its obligations hereunder.
10.2     Indemnification by the Underwriter
(a)    The Underwriter shall indemnify and hold harmless each Company and each person, if any, who controls such Company within the meaning of Section 15 of the 1933
Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts or the performance by the parties of their obligations hereunder and:
(i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Trust prepared by or approved by the Trust or Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or
(ii)arise out of or as a result of written statements or representations (other than statements or representations contained in the Registration Statement, Prospectus, Statement of Additional Information or sales literature for the Contracts not supplied by the Underwriter or persons under its control) made by, or unlawful conduct of, the Underwriter or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or
(iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus, Statement of Additional Information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to a Company by or on behalf of the Underwriter; or
(iv)arise out of or result from any breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or arise out of or result of a breach by the Trust of Article VIII; as limited by and in accordance with the provisions of Sections 10.2(b) and 10.2(c) hereof.
    (b)    The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's failure to fulfill to its obligations and duties under this Agreement or to a Company or the Account, whichever is applicable.
    (c)    The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Underwriter to such Indemnified Party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    A Company shall promptly notify the Underwriter of the Trust of the commencement of any litigation or proceedings against it or any of its officers or directors, in connection with the issuance or sale of the Contracts or the operation of each Account.
10.3     Indemnification by the Trust

    (a)    The Trust shall indemnify and hold harmless such Company, and each person, if any, who controls such Company within the meaning of Section 15 of the 1933 Act and any director, officer, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 10.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:
(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, Prospectus and Statement of Additional Information of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of a Company for use in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares: or
(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Sections 10.3(b) and 10.3(c) hereof.
    (b)    The Trust shall not be liable under the indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or negligence or by reason of such Indemnified Party's failure to fulfill its obligations and duties under this Agreement or to such Company, the Trust, the Underwriter or each Account, whichever is applicable.
    (c)    The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after its or its designated agent's receipt of the summons or other first legal process giving information of the nature of the claim from which the Indemnified Party should reasonably know of the availability of indemnity hereunder in respect of such claim. Failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
    (d)    Each Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its officers or, directors, in connection with this Agreement, the issuance or sale of the Contracts or the sale or acquisition of shares of the Trust.

10.4     With respect to any claim, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant developments in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

10.5     If a party is defending a claim and indemnifying the other party hereto, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party hereto of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the other party fails to consent within five (5) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the other party, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount. Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to the Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this Section 5.6 shall not apply.
10.6     The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate ad apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.
10.7     The provisions of the Article X shall survive any termination of this Agreement.
ARTICLE XI. Applicable Law
11.1     This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.
11.2     This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.
ARTICLE XII. Termination
12.1.     This Agreement shall terminate at the option of any party upon one year's advance written notice to the other parties provided (i) that as to any Account not identified on Schedule A as a Putnam Hartford Separate Account this Agreement may be terminated upon 180 days prior written notice and (ii) neither the Underwriter nor any Company may terminate this Agreement as to any account identified on attached Schedule A as a Putnam Hartford Separate Account until after May 1, 2005; or
12.2.     It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 12.1 may be exercised for any reason or for no reason.

12.3     No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for such termination. Such prior written notice shall be given in advance of the effective date of termination as required by this Article XII.
12.4     Notwithstanding any termination of this Agreement, subject to Section 2.2 of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts issued by such Company in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, subject to Section 2.2 of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 12.4 shall not apply to any termination under Article IX and the effect of such Article IX termination shall be governed by Article IX of this Agreement. The provisions of this Section 12.4, and the provisions of Section 2.2 shall survive termination of this Agreement.
ARTICLE XIII. Notices
Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or al such other address as such party may from lime to lime specify in writing to the other party.
If to the Trust:

One Post Office Square, Boston, MA 02109 Attention: Treasurer
If to the Underwriter:

One Post Office Square, Boston, MA 02109 Attention: General Counsel
If to a Company:
Hartford Life and Annuity Insurance Company
Hartford Life insurance Company
200 Hopmeadow Street
Simsbury, CT 00089
Attention: Alan Kreczko, General Counsel
ARTICLE XIV Miscellaneous
14.1     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of Stale of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees end not individually and that the obligations of or arising out of this instrument, including without limitation Article IX, are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.
14.2     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

14.3     This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
14.4     If any provision of this Agreement shall be held or made Invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shalt not be affected thereby.
14.5     Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.
14.6     The rights, remedies arid obligations contained In this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under stale and federal laws.
14.7     Notwithstanding any other provision of this Agreement, the obligations of the Trust and the Underwriter are several and, without limiting in any way the generality of the foregoing, neither such party shall have any liability for any action or failure to act by the other party, or any person acting on such other party's behalf.
14.8     No party may assign its rights or obligations under this Agreement without the consent of the other parties hereto. Any such assignment made without such consent shall be null and void.
14.9     Each party will treat as confidential any and all "Nonpublic Personal Financial information" and any "Fund Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is requested or compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above, (1) "Nonpublic Personal Financial Information" shall refer to Personally Identifiable financial Information about any prospective or then existing customer of the Companies including customer lists, names, addresses, account numbers and any other data provided by customers to the Companies in connection With the purchase or maintenance of a product or service that Is not Publicly Available; (ii) "Fund Information" shall refer to any information about a Fund or its portfolio holdings, or any other Information whatsoever with respect to a Fund that is not publicly available; and (iii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, stale, or local law.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY
On their behalf and on behalf of each Separate Account named in
Schedule A, as such schedule may be amended from time to time

By: /s/ Robert M. Arena, Jr.
Name: Robert M. Arena, Jr.
Title: Vice President

PUTNAM VARIABLE TRUST

By: /s/ John D. Curry
Name: John D. Curry
Title: Senior Vice President

PUTNAM RETAIL MANAGEMENT PARTNERSHIP.

By: /s/ John D. Curry
Name: John D. Curry
Title: Senior Vice President

Schedule A
Separate Accounts

Name of Separate Account
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three

Schedule B

Service Fee Payments on Class I-B Shares Authorized Funds	Rate
All Funds	0.25% per annum

SCHEDULE C
Allocation of Expenses

Paid by Hartford	Paid by the Fund
Preparing and filing the Separate Account's registration statement	Preparing and filing the Trust's registration statement
Text composition for Separate Account prospectus and supplements	Text composition for Fund prospectuses and supplements
Text alterations of Separate Account prospectus and supplements	Text alterations of Fund prospectuses and supplements
Printing Separate Account prospectuses and supplements for use with prospective Contract owners; Printing Fund prospectuses and supplements for use with prospective Contract owners
Printing Fund prospectus and supplements for use with existing Contract owners; or if requested by Hartford, providing camera-ready film, computer diskettes or typeset electronic document files of such documents and printing such documents for use with existing Contract owners (1)

Text composition and printing of Separate Account statement of additional information	Text composition and printing of Trust statement of additional information, if required by applicable law (1)
Mailing and distributing Separate Account prospectuses, supplements and statement of additional information to existing Contract owners as required by applicable law;
Mailing and distributing Separate Account prospectuses and supplements to prospective Contract owners;
Mailing and distributing Fund prospectuses and supplements to prospective Contract owners

If required by applicable law, the Underwriter shall pay for mailing and distributing Fund prospectuses, supplements and statement of additional information to existing Contract owners unless and until such time as the Trust agrees to pay for such costs (I)
The Underwriter shall pay for printing, mailing and distributing Fund and Separate Account supplements and other communications related to fund substitutions, fund closings, fund mergers and other similar fund transactions; provided, however, that Hartford shall pay for such Fund and Separate Account documents, if the fund substitution, closing merger or similar transaction is initiated as a result of action taken, or a request made, by the Company.

Text composition of any annual and semi-annual reports of the Separate Account, printing, mailing, and distributing any annual and semi-annual reports of the Separate Account	Text composition of annual and semi-annual reports of the Fund; printing, mailing, and distributing annual and semi-annual reports of the Fund to existing Contract owners (I)
Text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies sponsored by the Separate Accounts

Text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies sponsored by the Fund or the Trust

(1) The Company may choose to print the Fund' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Fund' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts.

SCHEDULE D
Format for NAV and Dividend Information
Please provide the following Information when sending the nightly NAV and Dividend Distribution Date Fax/Email:
Mutual Fund Company Name
Pricing Company Name
Fund Name
Fund Number
NAV
NAV Change
Dividend Amount
POP
POP change
Composite Yield (Money Market Only)
7 day Yield (Money Market Only)
30 day Yield (Money Market Only)
Days to Maturity (Money Market Only)
Additional information provided, which does not appear on the deity sheet:
Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number Emergency after hours Name & Phone Number

AMENDMENT to the
PARTICIPATION AGREEMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
and
HARTFORD LIFE INSURANCE COMPANY
THIS AMENDMENT is entered into as of this 8 day of March, 2006, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter").
WHEREAS, the Companies, the Trust and the Underwriter have executed a Participation Agreement made and entered into as of May 2, 2005 (the "Fund Participation Agreement");
WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement; and
WHEREAS, unless otherwise defined herein, terms used in this Amendment shall have the meanings provided in the Fund Participation Agreement.
NOW, THEREFORE, each of Company, the Trust and the Underwriter hereby agree as follows:

1.	The following Separate Account is added to Schedule A: Hartford Life Insurance Company Separate Account Two.

2.	Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.

3.	Effectiveness of Amendment. The amendment to the Fund Participation Agreement contemplated by this Amendment shall become effective as of the first day of May, 2006.

[The remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.
PUTNAM RETAIL MANAGEMENT        PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP

By: /s/     F. Jeff Aaron, III                By: /s/ Elaine M. Sullivan
Name:    F. Jeff Aaron, III                Name: Elaine M. Sullivan
Its:                             Its:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/     James Davey
Name:
Its:

SCHEDULE A
SEPARATE ACCOUNTS

Name of Separate Account
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three

AMENDMENT to the
PARTICIPATION AGRE EMENT
Among
PUTNAM VARIABLE TRUST
PUTNAM RETAIL MANAGEMENT LIMITED PARTNERSHIP
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
and
HARTFORD LIFE INSURANCE COMPANY
THIS AMENDMENT is made and executed as of this 31st day of October, 2007, by and between Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter").
WHEREAS, the Companies, the Trust and the Underwriter have executed a Participation Agreement made and entered into as of May 2, 2005 (the "Fund Participation Agreement"); and
WHEREAS, each of the parties hereto wish to amend and restate Schedule A to the Fund Participation Agreement;
NOW, THEREFORE, each Company, the Trust and the Underwriter hereby agree as follows:

1.
The following Separate Accounts are hereby added to Schedule A: Hartford Life Insurance Company Separate Account Two and Hartford Life Insurance Company Separate Account Eleven. The Amended and Restated Schedule A is attached hereto.

2.	Unmodified Terms. In all other respects, the terms of the Fund Participation Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

PUTNAM RETAIL MANAGEMENT        PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP

By: /s/     [illegible]                    By: /s/ Jonathan Horwitz
Name:    [illegible]                    Name: Fund Treasurer
Its: Managing Director                Its: Jonathan Horwitz

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/     Martin A. Swanson
Name:    Martin A. Swanson
Its: Vice President

AMENDED AND RESTATED
SCHEDULE A
SEPARATE ACCOUNTS

Name of Separate Account
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Eleven

AMENDMENT NO. 2
PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated May 2, 2005, as amended, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust (the "Trust"), and Putnam Retail Management Limited Partnership (the "Underwriter") is hereby amended as follows:
Schedule A to the Agreement is hereby deleted in entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: May 1.2008

HARTFORD LIFE INSURANCE COMPANY         PUTNAM VARIABLE TRUST

By its authorized officer,                     By its authorized officer,

By: /s/ Robert Arena                    By: /s/ Jonathan S. Horwitz
Name: Robert Arena                    Name: Jonathan S. Horwitz
Its: SVP                            Its: Fund Treasurer
Date: 4/21/08                        Date: 4/30/08

HARTFORD LIFE AND ANNUITY            PUTNAM RETAIL MANAGEMENT
INSURANCE COMPANY                LIMITED PARTNERSHIP

By its authorized officer,                    By its authorized officer,

By: /s/     Robert Arena                    By: /s/ [illegible]
Name:    Robert Arena                    Name: [illegible]
Its: SVP                            Its: Managing Director
Date: 4/21/08                        Date: 4/25/08

SCHEDULE A
SEPARATE ACCOUNTS

Name of Separate Account
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Ten
Hartford Life and Annuity Insurance Company Separate Account Ten

AMENDMENT No. 3
PARTICIPATION AGREEMENT
THIS AMENDMENT dated    June 2, 2011 (the "Amendment") to the Participation Agreement dated May 2, 2005 (together with all amendments, supplements and exhibits thereto, the "Agreement") is made and entered into by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (collectively the "Companies" or individually a "Company"), Putnam Variable Trust ("Trust") and Putnam Retail Management Limited Partnership ("Underwriter") is hereby amended as follows:

1.	New Schedule A. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

2.	All other terms and provisions of the Agreement not amended shall remain in full force and affect.
IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the first date written above.
HARTFORD LIFE AND ANNUITY    HARTFORD LIFE INSURANCE
INSURANCE COMPANY            COMPANY
By: /s/ Richard E. Cady    By: /s/ Richard E. Cady
Name: Richard E. Cady    Name: Richard E. Cady
Title: AVP    Title: AVP
PUTNAM RETAIL MANAGEMENT    PUTNAM VARIABLE TRUST
LIMITED PARTNERSHIP
By: /s/ [illegible]    By: /s/ Jonathan S. Horwitz
Name: [illegible]    Name: Jonathan S. Horwitz
Title: [illegible]    Title: EVP of Funds

SCHEDULE A
SEPARATE ACCOUNTS

Name of Separate Account
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Ten
Hartford Life and Annuity Insurance Company Separate Account Ten
Hartford Life Insurance Company Separate Account Eleven

[LOGO]

THE HARTFORD

September 10, 2009

Hartford Life and Accident Insurance Company
Hartford Life and Annuity Insurance Company
Simsbury, Connecticut

Dear Sirs or Madams:

This letter shall serve as notice pursuant to Section 7 of that certain Guarantee Agreement (the "Agreement") dated as of August 20, 1993 between Hartford Life and Accident Insurance Company ("HLA") and Hartford Life and Annuity Insurance Company ("ILA") that HLA is terminating its obligations under the Agreement, as provided in Section 7, effective as of the close of business 30 days after the date of this termination notice. This termination is effective only with respect to insurance contracts issued or assumed after the effective date of termination: such termination does not affect HLA's continuing liability with respect to all North Carolina insurance contracts issued or assumed prior to the termination date.

Very truly yours,

Hartford Life and Accident Insurance Company

By: /s/ Gregory M. Mateja
--------------------------------
Name: Gregory M. Mateja
Title: Vice President

Acknowledged, Hartford Life and Annuity Insurance Company
By: /s/ Ernest M. McNeill, Jr.
--------------------------------
Name: Ernest M. McNeill, Jr.
Title: Senior Vice President

GUARANTEE AGREEMENT

Agreement between Hartford Life and Accident Insurance Company ("HLA") and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary ("ILA"), effective as of August 20, 1993.

WITNESSETH:

WHEREAS, ILA is an indirect wholly owned subsidiary of HLA; and

WHEREAS, the North Carolina Insurance Department requires a guarantee from the parent of ILA as a condition to allowing ILA to write variable contracts, without limit, in North Carolina; and

WHEREAS, HLA is willing to guarantee the capacity of ILA to pay legitimate insurance contract claims and benefits under all its North Carolina insurance contracts;

WHEREAS, the corporate interests of HLA, the ultimate parent of ILA, will be enhanced by extending such a guarantee.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.
GUARANTEE

In consideration of the foregoing and for other valuable consideration, the receipt of which is hereby acknowledged, HLA unconditionally guarantees to ILA on behalf of and for the benefit of ILA and owners of North Carolina insurance contracts issued or assumed by ILA during the term of this Agreement, it will, on demand, make funds available in cash to ILA for the timely payment of contractual claims and benefits under such insurance contracts. This Agreement is not, and nothing herein contained or done pursuant thereto by HLA shall be deemed to constitute, a direct or indirect guarantee by HLA of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of ILA, except as provided in this Section 1.

SECTION 2.
OBLIGATIONS UNCONDITIONAL

The obligations of HLA under this Guarantee are unconditional to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the intent of this Guarantee that the obligations of HLA hereunder shall be absolute and unconditional under any circumstances and shall not be discharged except by payment. HLA hereby expressly waives diligence, presentment, notice of acceptance and any requirement that ILA exhaust any right, power or remedy or proceed against any obligor.

SECTION 3.
SUBROGATION

HLA hereby unconditionally agrees that until the payment and satisfaction in full of any contract payments guaranteed hereby, it shall not exercise any right or remedy arising by reason of any performance by them of this Guarantee, whether by subrogation or otherwise, against ILA.

SECTION 4.
REMEDIES

HLA agrees that as to it on the one hand, and contract owners on the other hand, the obligations of ILA guaranteed hereunder may be declared to be forthwith due and payable at the maturity dates as provided in the contracts notwithstanding any stay provided for by the Federal Bankruptcy Code (or any successor legislation), preventing such declaration as against ILA and that, in the event of any such declaration, such obligations (whether or not due and payable by ILA) shall forthwith become due and payable by HLA for purposes of this Guarantee.

SECTION 5.
NO WAIVER

No failure on the part of ILA to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

SECTION 6.
CONTINUING EFFECT: ASSIGNMENT

This Guarantee is a continuing guarantee and subject to the provision of Section 8 hereof (i) shall apply to all North Carolina insurance contracts issued or assumed by ILA during the term of this Agreement, (ii) shall remain in full force and effect until payment in full of such contractual liabilities, (iii) shall be binding upon HLA, its successors and assigns, and (iv) shall inure to the benefit of, and be enforceable by, ILA, their successors and assigns.

SECTION 7.
AMENDMENT, MODIFICATION OR TERMINATION

This Guarantee may not be amended or modified, provided, however, HLA may terminate its obligations hereunder by giving written notice of such termination to ILA at least thirty (30) days prior to such termination (the "Termination Date"). Such termination shall not affect HLA's continuing liability with respect to all North Carolina insurance contracts issued or assumed prior to the Termination Date.

SECTION 8.
GOVERNING LAW

This Guarantee is a guarantee of payment and not of collection, and shall be governed by and construed in accordance with the law of the State of Connecticut.

SECTION 9.
COUNTERPARTS

This Guarantee may be executed in any number of counterparts and each of such counterparts shall for any purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Guarantee.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

DATE: 8/13/93                     BY: /s/ Michael Wilder
------------------------------------------------------------     ITS: Secretary

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

DATE: 8/13/93                     BY: /s/ Michael Wilder
-----------------------------------------------------------     ITS: Secretary

GUARANTY AGREEMENT

This Agreement is dated as of May 23, 1997, by and between Hartford Life Insurance Company ("Hartford Life") and ITT Hartford Life and Annuity Insurance Company ("IHLA").

WITNESSETH:

WHEREAS, IHLA is a wholly owned subsidiary of Hartford Life; and

WHEREAS, IHLA desires to provide an increased level of security to potential purchasers of its products; and

WHEREAS, Hartford Life is willing to guarantee the capacity of IHLA to pay legitimate life, accident and health insurance and annuity contractual claims; and

WHEREAS, the corporate interests of Hartford Life will be enhanced by extending such a guaranty.

NOW, THEREFORE, the parties agree as follows:

SECTION 1
GUARANTY

In consideration of the foregoing and for other valuable consideration, the receipt of which is hereby acknowledged, Hartford Life unconditionally guarantees to IHLA on behalf of and for the benefit of IHLA and owners of life, accident and health insurance and annuity contracts issued by IHLA during the term of this Agreement that it will, on demand, make funds available in cash to IHLA for the timely payment of contractual claims made under such life, accident and health insurance and annuity contracts. This Agreement is not, and nothing herein contained or done pursuant hereto by Hartford Life shall be deemed to constitute, a direct or indirect guaranty by Hartford Life of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of IHLA, except as provided in this Section 1.

SECTION 2
OBLIGATIONS UNCONDITIONAL

The obligations of Hartford Life under this Guaranty are unconditional to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the intent of this Guaranty that the obligations of Hartford Life hereunder shall be absolute and unconditional under any circumstances and shall not be discharged except by payment. Hartford Life hereby expressly waives diligence, presentment, notice of acceptance and any requirement that IHLA exhaust any right, power or remedy or proceed against any obligor.

SECTION 3
SUBROGATION

Hartford Life hereby unconditionally agrees that until the payment and satisfaction in full of any contract payments guaranteed hereby, it shall not exercise any right or remedy arising by reason of any performance by it of this Guaranty, whether by subrogation or otherwise, against IHLA.

SECTION 4
REMEDIES

Hartford Life agrees that as to it on the one hand, and contract owners on the other hand, the obligations of IHLA guaranteed hereunder may be declared to be forthwith due and payable at the maturity dates as provided in the contracts notwithstanding any stay provided for by the Federal Bankruptcy Code (or any successor legislation), preventing such declaration as against IHLA and that, in the event of any such declaration, such obligations (whether or not due and payable by IHLA) shall forthwith become due and payable by Hartford Life for purposes of this Guarantee.

SECTION 5
NO WAIVER

No failure on the part of IHLA to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

SECTION 6
CONTINUING EFFECT: ASSIGNMENT

This Guaranty is a continuing guaranty and subject to the provisions of Section 8 hereof (i) shall apply to all life, accident and health insurance and annuity contracts issued by IHLA during the term of this Agreement, (ii) shall remain in full force and effect until payment in full of such contractual liabilities, (iii) shall be binding upon Hartford Life, its successors and assigns, and (iv) shall inure to the benefit of, and be enforceable by, IHLA, its successors and assigns.

SECTION 7
AMENDMENT, MODIFICATION OR TERMINATION

This Guaranty may not be amended or modified provided, however, Hartford Life may terminate its obligations hereunder by giving written notice of such termination to IHLA, at least thirty (30) days prior to such termination (the "Termination Date"). Such termination shall not affect Hartford Life's continuing liability with respect to all life, accident and health insurance and annuity contracts issued prior to the Termination Date.

SECTION 8
GOVERNING LAW

This Guaranty is a guarantee of payment and not of collection, and shall be governed by and construed in accordance with the law of the State of Connecticut.

SECTION 9
COUNTERPARTS

This Guaranty may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Guaranty.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

HARTFORD LIFE INSURANCE COMPANY
By /s/ Leonard E. Odell
-----------------------------------
Leonard E. Odell
Its: Senior Vice President

ITT HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
By /s/ Lynda Godkin
-----------------------------------
Lynda Godkin
Its: Senior Vice President, Corporate Secretary
and General Counsel